Exhibit 10.03

MobiTV, Inc.

2010 EMPLOYEE AND

CONSULTANT EQUITY INCENTIVE PLAN

Adopted on May 25, 2010

1. Purpose. The purpose of the 2010 Employee and Consultant Equity Incentive Plan (the “Plan”) of MobiTV, Inc., a Delaware corporation (the “Company”), is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Committee so provides.

2. Shares Subject to the Plan.

2.1 Number of Shares Available. Subject to Sections and 18 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be (a) any authorized shares not issued or subject to outstanding grants under the Company’s 2000 Employee and Consultant Equity Incentive Plan (the “Prior Plan”) on the Effective Date (as defined herein) plus (b) shares that are subject to issuance upon exercise of a stock option granted under the Prior Plan but cease to be subject to such stock option for any reason other than exercise of such stock option plus (c) shares that were issued under the Prior Plan which are repurchased by the Company or that are forfeited. Subject to Sections, 5.10 and 19 hereof, Shares subject to Awards that are cancelled, forfeited, settled in cash or that expire by their terms will again be available for grant and issuance in connection with other Awards.

2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan; (b) the Exercise Prices of and number of Shares subject to outstanding Options; and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee.

3. Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company, or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors and consultants of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan.

4. Administration.

4.1 Committee Authority. The Plan shall be overseen by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

(a)	construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(b)	prescribe, amend and rescind rules and regulations relating to the Plan;

(c)	select persons to receive Awards;

(d)	determine the form and terms of Awards;

(e)	determine the number of Shares subject to an Award or other consideration subject to Awards;

(f)	determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

(g)	grant waivers of Plan or Award conditions;

(h)	determine the vesting, exercisability and payment of Awards;

(i)	correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j)	determine whether an Award has been earned; and

(k)	make all other determinations necessary or advisable for the administration of the Plan.

4.2 Committee Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to (i) grant an Award under the Plan and (ii) amend an existing Award.

5. Options. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NSO (“Stock Option Agreement”), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

5.2 Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The

Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

5.4 Exercise Price. The Exercise Price shall be determined by the Committee when the Option is granted and may be not less than 100% of the Fair Market Value of the Shares on the date of grant unless expressly determined in writing by the Committee on the Option’s date of grant; provided that (i) the Exercise Price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of the Plan.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with appropriate payment of the Exercise Price for the number of Shares being purchased.

5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

(a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event, no Options may be exercised later than the expiration date of the Options. An Incentive Stock Option exercisable after more than ninety (90) days after its Termination Date shall automatically be treated as a Nonstatutory Stock Option. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event the Participant changes status from that of an employee to a consultant or from a consultant to an employee, then such ninety (90) day period shall be tolled during such period and shall not commence until such Participant’s subsequent Termination, provided such period shall not extend beyond the expiration date of the Option.

(b) If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options; provided, however, that in the event of termination due to Disability other than as defined in Section 22(e)(3) of the Code, any ISO that remains exercisable after ninety (90) days after the date of termination shall be deemed a NSO.

(c) Unless determined otherwise by the Committee or as may otherwise be set forth in a Participant’s Stock Option Agreement, in the event the Participant is Terminated for Cause, any Options (whether vested or unvested) then held by Participant shall be immediately forfeited as of the Termination Date.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option; provided, however, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year shall be NSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore; provided, however, that any such action may not without the written consent of Participant, impair any of Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.10 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed two hundred and fifty million (250,000,000) Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.

6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid, if any (the “Purchase Price”), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All grants under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement within the time set forth in the Restricted Stock Purchase Agreement. If the Participant does not execute and deliver the Restricted Stock Purchase Agreement within the time set forth therein, then the offer shall terminate and be of no force and effect, unless otherwise determined by the Committee.

6.2 Purchase Price. The Purchase Price (if any) of Shares granted pursuant to a Restricted Stock Award shall be determined by the Committee.

6.3 Terminations for Cause. Unless determined otherwise by the Committee or as may otherwise be set forth in a Participant’s Restricted Stock Purchase Agreement, in the event a Participant is Terminated for Cause, then any Shares pursuant to which the Company’s right of repurchase has not then lapsed shall automatically be deemed to be repurchased by (to the extent a purchase price was paid with respect to such Shares) or shall automatically revert (in the event no purchase price was paid with respect to such Shares) to the Company in the manner set forth in the Restricted Stock Purchase Agreement.

6.4 Restrictions. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on length of service, performance or such other factors or criteria as the Committee may determine.

7. Restricted Stock Units.

7.1 Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an Award covering a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future. No Purchase Price shall apply to an RSU. All grants of Restricted Stock Units will be evidenced by an Award Agreement (the “RSU Award Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve.

7.2 Termination for Cause. Unless determined otherwise by the Committee or as may otherwise be set forth in a Participant’s RSU Award Agreement, in the event the Participant is Terminated for Cause, any RSUs (whether vested or unvested) then held by Participant that have not been settled shall be immediately forfeited as of such Termination.

7.3 Form and Timing of Settlement. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder. Payment may be made in the form of cash or whole Shares or a combination thereof, all as the Committee determines.

8. Stock Bonuses.

8.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the “Stock Bonus Agreement”) that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon such other criteria as the Committee may determine.

8.2 Terms of Stock Bonuses. The Committee shall determine the number of Shares to be awarded to the Participant and whether such Shares shall be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee shall determine: (a) the nature, length and starting date of any period during which performance is to be measured (the “Performance Period”) for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and

Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

8.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

8.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason (including Cause), then such Participant shall be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee shall determine otherwise.

9. Payment For Share Purchases.

9.1 Payment. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of Shares owned by Participant;

(c) by tender of a promissory note that constitutes valid legal consideration, having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

(d) by waiver of compensation due or accrued to Participant for services rendered;

(e) by tender of property;

(f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

(g) with respect only to purchases upon exercise of an Option:

(1) In the event that the Option is exercised immediately prior to the closing by the Company of a “corporate transaction” as defined in Section 18.1 below, or the closing of the initial public offering of the Company’s Common Stock pursuant to a registration statement under the Securities Act (the “Initial Public Offering”), in lieu of exercising the Option in the manner provided above, the Participant may elect to receive shares equal to the value of the Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with notice of such election in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

X = Y (A - B)

              A

Where         X = The number of shares of Common Stock to be issued to the Participant.

Y = The number of shares of Common Stock purchasable under the Option (at the date of such calculation).

A = The fair market value of one share of Common Stock (at the date of such calculation).

B = The Purchase Price (as adjusted to the date of such calculation).

(2) For purposes of this Section (g), the fair market value of the Company’s Common Stock shall be the price per share which the Company receives for a single share of Common Stock in the corporate transaction, or, if the Option is exercised in connection with the Initial Public Offering, the fair market value of the Company’s Common Stock shall be equal to the mid-price of the range of prices set forth in the registration statement relating to the Initial Public Offering or, if a subsequent amendment thereto sets forth a different range of prices (other than a “pricing amendment” setting forth a single, final price) then the mid-price of the range of prices set forth in such amendment; or

(h) by any combination of the foregoing.

9.2 Loan Guaranties. The Committee may help the Participant pay for Shares purchased under the Plan by authorizing a guaranty by the Company of a third-party loan to the Participant.

10. Withholding Taxes.

10.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

10.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the grant, exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

(a) the election must be made on or prior to the applicable Tax Date;

(b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

(c) all elections shall be subject to the consent or disapproval of the Committee; and

(d) in the event that the Tax Date is deferred under Section 83 of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

11. Privileges of Stock Ownership.

11.1 Voting and Dividends. No Participant shall have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock.

12. Transferability. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and otherwise as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant.

13. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party. In addition, the Committee may impose vesting restrictions on the exercisability of any Awards at any time or during any period established by the Company. In addition, if the Company has the right to repurchase Shares upon termination of employment of a Participant, the repurchase price shall be presumptively reasonable if (1) it is not less than the fair market value of the Shares to be repurchased on the date of termination of employment, and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of termination of employment (or in the case of Shares issued upon exercise of Options after the date of termination, within ninety (90) days after the date of the exercise), and the right terminates when the Company’s securities become publicly traded; or (2) it is at the original purchase price of the Shares, and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of termination of employment (or in the case of Shares issued upon exercise of Options after the date of termination, within ninety (90) days after the date of the exercise).

14. Certificates. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements.

15. Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to place and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

16. Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

17. Securities Law, Regulatory Compliance and Acceptance by Participant. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

18. No Obligation to Employ. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

19. Corporate Transactions.

19.1 Assumption or Replacement of Awards by Successor. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants); (b) a dissolution or liquidation of the Company; (c) the sale of substantially all of the assets of the Company; or (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation (if any), which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

In the event such successor corporation (if any) refuses to assume or substitute Awards as provided above, pursuant to a transaction described in this Subsection 18.1, such nonassumed or nonsubstituted Awards shall have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase shall fully lapse) immediately prior to such transaction, and such Award will expire at such time and on such conditions as the Board determines (unless such determination has been expressly delegated to the Committee). The Board (or the Committee if such authority has been delegated to the Committee) shall notify Participants either in writing or electronically of a successor corporation’s failure to assume or substitute Awards.

19.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.”

19.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted approximately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20. Adoption and Shareholder Approval. The Plan shall become effective on the date that it is adopted by the Board (the “Effective Date”). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Award shall be cancelled and any purchase of Shares hereunder shall be rescinded.

21. Term of Plan. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval of the Plan.

22. Amendment or Termination of Plan. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

23. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

24. Definitions. As used in the Plan, the following terms shall have the following meanings:

“Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

“Award” means any award under the Plan, including any Option, Restricted Stock, Restricted Stock Unit or Stock Bonus.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means Termination because of (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (c) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant’s service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (d) Participant’s disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

“Company” means MobiTV, Inc., a corporation organized under the laws of the State of California, or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

(b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

(d) if none of the foregoing is applicable, by the Board of Directors of the Company or the Committee in good faith.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing fifty percent (50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under the Plan.

“Plan” means this MobiTV, Inc. 2010 Employee and Consultant Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 15, and any successor security.

“Stock Bonus” means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such claim.

“Termination” or “Terminated” means, unless otherwise determined by the Committee, for purposes of the Plan with respect to a Participant, that, in the case of an employee, such employee’s employment is terminated, with the “Termination Date” being the date of such termination, and in the case of a director or consultant, either (x) the applicable consulting contract or agreement ends; or (y) such consultant or director ceases to provide services to the Company, with the “Termination Date” being the earlier of the date of (x) or (y).

NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT

Grant Number:
Plan: 2010 Employee
and Consultant Equity Incentive Plan

You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Plan:	2010 Employee and Consultant Equity Incentive Plan

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:	[ ] (the “Shares”)

Total Exercise Price:	$[ ]

Type of Option:	[ ] Incentive Stock Option [ ] Non-Statutory Stock Option

Term/Expiration Date:

Vesting Schedule:	As set forth in Section 1 of the Stock Option Agreement

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s 2010 Employee and Consultant Equity Incentive Plan and the Stock Option Agreement, which is attached and made a part of this document.

MOBITV, INC.		ACCEPTED BY:

By:
	Charlie Nooney, CEO	(Signature)

Acceptance Date

MOBITV, INC.

STOCK OPTION AGREEMENT

Pursuant to the 2010 Employee and Consultant Equity

Incentive Plan

1. Vesting Schedule. Subject to applicable limitations as may be set forth in this Agreement, this Option shall vest in accordance with the following schedule until Optionee’s Termination:

An initial 25% of the Shares subject to this Option will vest at the end of the first twelve (12) months after the Vesting Commencement Date. Thereafter, Shares will vest at the rate of 2.083% of the Shares per month on the day of the month corresponding to the Vesting Commencement Date (or if there is no corresponding day in any such month, on the last day of such month), until fully vested, unless vesting ceases as set forth in the Plan or this Stock Option Agreement. If the Fair Market Value on the date of grant of the shares that vest in any one year hereunder exceeds $100,000, then to the extent of the Shares covered thereby in excess of the foregoing limitation, this Option shall constitute a Non-Qualified Stock Option, regardless of its designation above. Notwithstanding the vesting schedule set forth above, in the event of an Optionee’s Company approved leave of absence (including any medical, military, or personal leave) vesting shall continue for a period of twelve (12) weeks as measured from the date of commencement of such leave of absence, with such vesting not to exceed twelve (12) weeks in any twelve month period during which the Optionee is on a leave of absence.

2. Termination Period. This Option may be exercised for ninety (90) days after Optionee’s Termination, or such longer period as may be applicable upon death or disability of Optionee as provided in this Agreement (“Termination Period”). In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

3. Grant of Option. MobiTV, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Grant of Stock Options (the “Optionee”), and option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant of Stock Options, at the exercise price per share set forth in the Notice of Grant of Stock Options (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s 2010 Employee and Consultant Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice of Grant of Stock Options as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nevertheless, to the extent that it exceeds the one hundred thousand dollar ($100,000) annual vesting limitation of Section 422(d) of the Code, this Option shall be treated as a Non-Qualified Stock Option.

4. Exercise of Option.

a. Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant of Stock Options and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee’s Termination, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement. This Option shall be subject to the provisions of Section 18 of the Plan relating to the exercisability or termination of the Option in the event of certain corporate transactions such as mergers, reorganizations and the like.

b. Method of Exercise. This Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder’s investment intent with respect to such Shares and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

c. Taxes. No Shares will be issued to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

5 Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee, provided, however, that such exercise method does not then violate an Applicable Law:

a. cash;

b. check;

c. delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

d. If at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by applicable statutes and regulations, may be made by delivery of already owned shares of Common Stock, or a combination of cash and already owned Common Stock. Such Common Stock (i) shall be valued at its Fair Market Value (as defined in the Plan) on its date of exercise, and (ii) if originally acquired from the Company, must have been owned by Optionee for at least six months and be owned free and clear of any liens, claims, encumbrances or security interests.

6 Optionee’s Representations. By receipt of this Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that:

a. Optionee acknowledges that both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

b. Optionee acknowledges that these securities are made available to Optionee only on the condition that Optionee makes the representations contained in this Section to the Company;

c. Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

d. Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended, (the “Act”), or any applicable state law in reliance upon one or more specific exemptions contained in the Act and any applicable state law, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (i) Optionee’s bona fide investment intention in acquiring these securities; (ii) Optionee’s intention to hold these securities in compliance with federal and state securities laws; (iii) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (iv) there being certain restrictions on transfer of the Shares subject to the Option;

e. Optionee understands that the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act and any applicable state law, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration under the Act, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

f. Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required.

7 Restrictions on Exercise. This Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company. In addition, this Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

8. Termination of Relationship. In the event the Optionee’s Termination, the Optionee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period. Except as provided in the following Sections concerning death and disability, to the extent that the Optionee was not entitled to exercise this Option on the Termination Date, or if the Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

9. Disability of Optionee. In the event of Optionee’s Termination as a result of his or her disability, the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Term/Expiration Date), exercise the Option to the extent otherwise entitled to exercise it on the Termination Date; provided, however, that if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the ninety-first (91st) day following the Termination Date. To the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

10. Death of Optionee. In the event of the Optionee’s death, the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the Term/Expiration Date), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

11. Transferability of Option. This Option, if an Incentive Stock Option, may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. This Option, if a Non-Qualified Stock Option, may be transferred by the Optionee only in a manner and to the extent acceptable to the Administrator as evidenced by a writing signed by the Administrator on behalf of the Company and the Optionee consenting to such transfer, which consent may be withheld in the sole discretion of the Administrator. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

12. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant of Stock Options, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

13. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

a. Incentive Stock Options.

i. Exercise of Incentive Stock Option. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

ii. Exercise of Incentive Stock Option Following Disability. If the Optionee is Terminated as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the

Optionee must exercise an Incentive Stock Option within ninety (90) days of such Termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

iii. Disposition of Shares. In the case of an Incentive Stock Option, if Shares received on exercise of the Option are held for at least one year after receipt of the Shares and for at least two years after the Date of Grant, any gain realized on disposition of the Shares would be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within the one-year or two-year periods described above, then under federal tax law any gain realized on such disposition would be treated as compensation income taxable at ordinary income rates to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise or (ii) the sale price of the Shares.

b. Non-Qualified Stock Options.

i. Exercise of Non-Qualified Stock Options. There may be a regular federal income tax liability upon the exercise of a Non-Qualified Stock Option. The Optionee would generally recognize compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee or a former employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

ii. Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than 12 months, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

14. Transfer Restrictions.

a. Restriction on Transfer. Upon exercise of the Option, Optionee shall not transfer, assign, encumber, or otherwise dispose of any of the Shares which are subject to any restrictions contained herein. Subject to paragraph 14.b. hereof, such restrictions on transfer (other than those required by the Company to comply with applicable law), however, shall not be applicable to (i) a transfer by gift of the Shares made to the Optionee’s spouse, or children, including adopted children, or to a trust for the exclusive benefit of the Optionee or the Optionee’s spouse or children, or (ii) a transfer of title to the Shares effected pursuant to the Optionee’s will or the laws of intestate succession.

b. Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in paragraph 14.a. hereof must, as a condition precedent to the validity of such transfer, be required to acknowledge in writing to the Company that such person is bound by the provisions of this Agreement to the same extent that such shares would be so subject if retained by the Optionee.

c. Restriction on Transferability of Shares. Unless otherwise permitted by the Committee, upon exercise of the Option, Optionee shall not transfer, assign, encumber, or otherwise dispose of any of the Shares received upon such exercise except as permitted by Section 14(a)(i) and (ii). The foregoing restriction on transfer with respect to the

Shares shall lapse upon (i) the Shares becoming publicly traded on a national securities exchange or (ii) a corporate transaction as described in Section 18 of the Plan.

15. Intentionally Omitted.

16. Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, a person shall not sell, or make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares issued pursuant to an Option granted under the Plan without the prior written consent of the Company or its underwriters. The Company and its underwriters may request such additional written agreements in furtherance of such standoff in the form reasonably satisfactory to the Company and such underwriters. Any Shares issued under this Option shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO CERTAIN LOCK-UP RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.

17. Entire Agreement: Governing Law. The Plan is incorporated herein by reference. Capitalized terms in this Option Agreement shall, unless otherwise specifically indicated, have the same meanings assigned to such terms in the Plan. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by Delaware law as it applies to contracts entered into and to be performed entirely within that state.

18. Headings. The captions used in this Option are inserted for convenience and shall not be deemed a part of this Option for construction or interpretation.

19. Interpretation. Any dispute regarding the interpretation of this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons.

MOBITV, INC.

By:
Charlie Nooney, CEO

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2010 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Optionee acknowledges that this Option Agreement is in lieu of and supersedes and replaces all previous commitments, undertakings or promises with regard to the option granted hereby.

Dated:	Signed:

Residence Address:

EXHIBIT A

MOBITV, INC.

2010 Employee and Consultant

Equity Incentive Plan

EXERCISE NOTICE

MOBITV, INC.

6425 Christie Avenue, 5th Floor

Emeryville, CA 94608

1. Exercise of Option. Effective as of today             ,             , the undersigned (“Purchaser”), hereby elects to purchase                          (            ) shares (the “Shares”) of the Common Stock of MobiTV, Inc., a Delaware corporation (the “Company”), under and pursuant to the 2010 Employee and Consultant Equity Incentive Plan (the “Plan”), and the Stock Option Agreement dated [            ] (the “Option Agreement”). The purchase price per share for the Shares shall be $[            ] for an aggregate purchase price of $            , as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. I hereby elect to pay the exercise price by the method marked below:

a.              Cash

b.              Check

c.              Same day exercise and sale1

3. Broker Instructions. In the event I have elected to exercise options via the same day exercise and sale method, you are hereby authorized to instruct (the “Broker”) to accept the proceeds deriving from the sale of the Shares, and to take the following actions: (i) to deduct from the proceeds of the sale any Company expenses; (ii) to deduct from the proceeds any tax withholding requested by the Company and to request in writing from the Company a statement of the tax amounts to be withheld, if no request has been given by the Company; (iii) to deliver the above amounts so deducted to the Company; and (iv) to deliver the remaining proceeds to me as I shall direct the Broker.

These instructions shall be construed as authorizing the Broker and the Company to take any other actions reasonably necessary to effect the purposes hereof and the Broker and the Company may rely upon any statements and undertakings made herein by the undersigned, as if said statements and undertakings were made directly to the Broker and the Company.

I further acknowledge that I shall bear sole responsibility for any commissions and fees relating to the performance of these instructions by the Broker or the Company, and any other banking activities and will, upon demand, indemnify and defend the Broker or the Company against any amounts which may be owing in this regard.

[1]	This method of payment is available only following the date the Company’s securities become publicly traded.

4. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

5. Restriction on Transferability of Shares. Unless otherwise permitted by the Committee, the Shares received upon exercise shall not be transferable, assignable, encumbered, or otherwise disposed except as permitted by Section 14(a)(i) and (ii) of the Option Agreement. The foregoing restriction on transfer with respect to the Shares shall lapse upon (i) the Shares becoming publicly traded on a national securities exchange or (ii) a corporate transaction as described in Section 18 of the Plan.

6. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. In the event Purchaser has not sold the Shares in a same day exercise and sale, a share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

7. Tax Consultation; Payment of Taxes. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

Purchaser agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations with respect to the exercise of the Option and, if applicable, the sale of the Shares and will, upon demand, indemnify and defend the Company and, if applicable, the Broker, against any amounts which may be owing in this regard. Purchaser also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, if applicable, to notify the Company in writing within thirty (30) days of any disposition of any Shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Grant or within one (1) year from the date the Shares were transferred to Purchaser. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, Purchaser agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

8. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

10. Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Company’s Board of Directors or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on all persons.

12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as it applies to contracts entered into and to be performed entirely within that state. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

Submitted by: PURCHASER:		Accepted by: MOBITV, INC.:

By:		By:
	(Signature)		(Signature)

By:		By:
	(Signature)		(Signature)

Address:	Address:

6425 Christie Ave., 5th floor
Emeryville, CA 94608

NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT

Grant Number:
Plan: 2010 Employee
and Consultant Equity Incentive Plan

You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Plan:	2010 Employee and Consultant Equity Incentive Plan

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:	[____________] (the “Shares”)

Total Exercise Price:	$[____________]

Type of Option:	[ ] Incentive Stock Option [ ] Non-Qualified Stock Option

Term/Expiration Date:

Vesting Schedule:	As set forth in Section 1 of the Stock Option Agreement

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s 2010 Employee and Consultant Equity Incentive Plan and the Stock Option Agreement, which is attached and made a part of this document. If designated above as an Incentive Stock Option, then this Option is intended to qualify as an Incentive Stock Option to the maximum extent permitted by law.

MOBITV, INC		ACCEPTED BY:

By:
	Charlie Nooney, CEO	(Signature)

Acceptance Date

MOBITV, INC.

STOCK OPTION AGREEMENT

Pursuant to the 2010 Employee and Consultant Equity Incentive Plan

1. Vesting Schedule. Subject to applicable limitations as may be set forth in this Agreement, this Option shall vest in accordance with the following schedule until Optionee’s Termination:

An initial 25% of the Shares subject to this Option will vest at the end of the first twelve (12) months after the Vesting Commencement Date. Thereafter, Shares will vest at the rate of 2.083% of the Shares per month on the day of the month corresponding to the Vesting Commencement Date (or if there is no corresponding day in any such month, on the last day of such month), until fully vested, unless vesting ceases as set forth in the Plan or this Stock Option Agreement. If the Fair Market Value on the date of grant of the shares that vest in any one year hereunder exceeds $100,000, then to the extent of the Shares covered thereby in excess of the foregoing limitation, this Option shall constitute a Non-Qualified Stock Option, regardless of its designation above. Notwithstanding the vesting schedule set forth above, in the event of an Optionee’s Company approved leave of absence (including any medical, military, or personal leave) vesting shall continue for a period of twelve (12) weeks as measured from the date of commencement of such leave of absence, with such vesting not to exceed twelve (12) weeks in any twelve month period during which the Optionee is on a leave of absence.

If a Corporate Transaction (as defined below) occurs and, in connection with such Corporate Transaction or within twelve (12) months following such Corporate Transaction, (i) Optionee is terminated by the Company without Cause (as defined below) or (ii) there is a Constructive Termination (as defined below) of Optionee and Optionee terminates his or her employment within six (6) months following such Constructive Termination, then one hundred percent (100%) of the then remaining unvested Shares subject to this Option shall immediately vest.

For purposes of this Agreement, a “Corporate Transaction” shall mean the occurrence of any of the following events: (i) any sale or exchange of the capital stock by the stockholders of the Company in one transaction or series of related transactions where more than 50% of the outstanding voting power of the Company is acquired by a person or entity or group of related persons or entities; or (ii) any reorganization, consolidation or merger of the Company where the outstanding voting securities of the Company immediately before the transaction represent or are converted into less than fifty percent 50% of the outstanding voting power of the surviving entity (or its parent corporation) immediately after the transaction; or (iii) the consummation of any transaction or series of related transactions that results in the sale of all or substantially all of the assets of the Company.

For purposes of this Agreement, termination for “Cause” will exist at any time after the happening of one or more of the following events: (i) willful misconduct in the performance of Optionee’s duties to the Company where such willful misconduct is materially and demonstrably injurious to the Company; (ii)

commission of any act of fraud with respect to the Company; (iii) Optionee’s conviction of a felony involving moral turpitude that is reasonably likely to cause material harm to the standing or reputation of the Company; (iv) material and willful failure to follow the lawful written directions of the Company’s Board of Directors or CEO, provided such failure has not been cured within 30 days following a written notice from the Board of Directors of the Company; or (v) material violation of the Company’s Code of Business Conduct and Ethics.

For purposes of the above definition, no act, or failure to act, by Optionee shall be considered “willful” if done, or omitted to be done, by him in good faith and in the reasonable belief that his act or omission was in the best interest of the Company and/or required by applicable law.

For purposes of this Agreement, a “Constructive Termination” shall mean the occurrence of any of the following events: (i) any reduction in Optionee’s base salary or material reduction in benefits, in each case not agreed to by Optionee (other than in connection with a general decrease in base salaries for most similarly situated employees); (ii) a material reduction in Optionee’s job duties and responsibilities, not agreed to by Optionee, that is inconsistent with Optionee’s prior duties and responsibilities; or (iii) a requirement that Optionee relocate to an office outside of the San Francisco Bay Area.

2. Termination Period. This Option may be exercised for ninety (90) days after Optionee’s Termination, or such longer period as may be applicable upon death or disability of Optionee as provided in this Agreement (“Termination Period”). In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

3. Grant of Option. MobiTV, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Grant of Stock Options (the “Optionee”), and option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant of Stock Options, at the exercise price per share set forth in the Notice of Grant of Stock Options (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s 2010 Employee and Consultant Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice of Grant of Stock Options as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to the maximum extent permitted by law. Nevertheless, to the extent that the Shares subject to the option exceed the one hundred thousand dollar ($100,000) annual vesting limitation of Section 422(d) of the Code, then the Shares subject to this Option that exceed such limitation shall be treated as a Non-Qualified Stock Option.

4. Exercise of Option.

a. Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant of Stock Options and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee’s Termination, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement. This Option shall be subject to the provisions of Section 19 of the Plan relating to the exercisability or termination of the Option in the event of certain corporate transactions such as mergers, reorganizations and the like.

b. Method of Exercise. This Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder’s investment intent with respect to such Shares and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

c. Taxes. No Shares will be issued to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

5 Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee, provided, however, that such exercise method does not then violate an Applicable Law:

a. cash;

b. check;

c. delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

d. If at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by applicable statutes and regulations, may be made by delivery of already owned shares of Common Stock, or a combination of cash and already owned Common Stock. Such Common Stock (i) shall be valued at its Fair Market Value (as defined in the Plan) on its date of exercise, and (ii) if originally acquired from the Company, must have been owned by Optionee for at least six months and be owned free and clear of any liens, claims, encumbrances or security interests.

6 Optionee’s Representations. By receipt of this Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that:

a. Optionee acknowledges that both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

b. Optionee acknowledges that these securities are made available to Optionee only on the condition that Optionee makes the representations contained in this Section to the Company;

c. Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

d. Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended, (the “Act”), or any applicable state law in reliance upon one or more specific exemptions contained in the Act and any applicable state law, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (i) Optionee’s bona fide investment intention in acquiring these securities; (ii) Optionee’s intention to hold these securities in compliance with federal and state securities laws; (iii) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (iv) there being certain restrictions on transfer of the Shares subject to the Option;

e. Optionee understands that the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act and any applicable state law, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration under the Act, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

f. Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required.

7 Restrictions on Exercise. This Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company. In addition, this Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

8. Termination of Relationship. In the event of Optionee’s Termination, the Optionee may, to the extent otherwise so entitled at the date of such Termination (the “Termination Date”), exercise this Option during the Termination Period. Except as provided in the following Sections concerning death and disability, to the extent that the Optionee was not entitled to exercise this Option on the Termination Date, or if the Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

9. Disability of Optionee. In the event of Optionee’s Termination as a result of his or her disability, the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Term/Expiration Date), exercise the Option to the extent otherwise entitled to exercise it on the Termination Date; provided, however, that if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the ninety-first (91st) day following the Termination Date. To the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

10. Death of Optionee. In the event of the Optionee’s death, the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the Term/Expiration Date), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

11. Transferability of Option. This Option, if an Incentive Stock Option, may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. This Option, if a Non-Qualified Stock Option, may be transferred by the Optionee only in a manner and to the extent acceptable to the Administrator as evidenced by a writing signed by the Administrator on behalf of the Company and the Optionee consenting to such transfer, which consent may be withheld in the sole discretion of the Administrator. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

12. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant of Stock Options, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

13. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

a. Incentive Stock Options.

i. Exercise of Incentive Stock Option. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

ii. Exercise of Incentive Stock Option Following Disability. If the Optionee is Terminated as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of Termination, the

Optionee must exercise an Incentive Stock Option within ninety (90) days of such Termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

iii. Disposition of Shares. In the case of an Incentive Stock Option, if Shares received on exercise of the Option are held for at least one year after receipt of the Shares and for at least two years after the Date of Grant, any gain realized on disposition of the Shares would be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within the one-year or two-year periods described above, then under federal tax law any gain realized on such disposition would be treated as compensation income taxable at ordinary income rates to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise or (ii) the sale price of the Shares.

b. Non-Qualified Stock Options.

i. Exercise of Non-Qualified Stock Options. There may be a regular federal income tax liability upon the exercise of a Non-Qualified Stock Option. The Optionee would generally recognize compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee or a former employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

ii. Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than 12 months, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

14. Transfer Restrictions.

a. Restriction on Transfer. Upon exercise of the Option, Optionee shall not transfer, assign, encumber, or otherwise dispose of any of the Shares which are subject to any restrictions contained herein. Subject to paragraph 14.b. hereof, such restrictions on transfer (other than those required by the Company to comply with applicable law), however, shall not be applicable to (i) a transfer by gift of the Shares made to the Optionee’s spouse, or children, including adopted children, or to a trust for the exclusive benefit of the Optionee or the Optionee’s spouse or children, or (ii) a transfer of title to the Shares effected pursuant to the Optionee’s will or the laws of intestate succession.

b. Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in paragraph 14.a. hereof must, as a condition precedent to the validity of such transfer, be required to acknowledge in writing to the Company that such person is bound by the provisions of this Agreement to the same extent that such shares would be so subject if retained by the Optionee.

c. Restriction on Transferability of Shares. Unless otherwise permitted by the Committee, upon exercise of the Option, Optionee shall not transfer, assign, encumber, or otherwise dispose of any of the Shares received upon such exercise except as permitted by Section 14(a)(i) and (ii). The foregoing restriction on transfer with respect to the Shares shall lapse upon (i) the Shares becoming publicly traded on a national securities exchange or (ii) a corporate transaction as described in Section 19 of the Plan.

15. Intentionally Omitted.

16. Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, a person shall not sell, or make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares issued pursuant to an Option granted under the Plan without the prior written consent of the Company or its underwriters. The Company and its underwriters may request such additional written agreements in furtherance of such standoff in the form reasonably satisfactory to the Company and such underwriters. Any Shares issued under this Option shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO CERTAIN LOCK-UP RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.

17. Entire Agreement: Governing Law. The Plan is incorporated herein by reference. Capitalized terms in this Option Agreement shall, unless otherwise specifically indicated, have the same meanings assigned to such terms in the Plan. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by Delaware law as it applies to contracts entered into and to be performed entirely within that state.

18. Headings. The captions used in this Option are inserted for convenience and shall not be deemed a part of this Option for construction or interpretation.

19. Interpretation. Any dispute regarding the interpretation of this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons.

MOBITV, INC.

By:
Charlie Nooney, CEO

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2010 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Optionee acknowledges that this Option Agreement is in lieu of and supersedes and replaces all previous commitments, undertakings or promises with regard to the option granted hereby.

Dated:	Signed:

Residence Address:

EXHIBIT A

MOBITV, INC.

2010 Employee and Consultant

Equity Incentive Plan

EXERCISE NOTICE

MOBITV, INC.

6425 Christie Avenue, 5th Floor

Emeryville, CA 94608

1. Exercise of Option. Effective as of today                             ,                         , the undersigned (“Purchaser”), hereby elects to purchase                              (            ) shares (the “Shares”) of the Common Stock of MobiTV, Inc., a Delaware corporation (the “Company”), under and pursuant to the 2010 Employee and Consultant Equity Incentive Plan (the “Plan”), and the Stock Option Agreement dated [            ] (the “Option Agreement”). The purchase price per share for the Shares shall be $[            ] for an aggregate purchase price of $            , as required by the Option Agreement.

Provide the number of Shares intended to constitute the exercise of an Incentive Stock Option and a Nonstatutory Stock Option (as applicable):

Incentive Stock Option Shares:

Nonstatutory Stock Option Shares:

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. I hereby elect to pay the exercise price by the method marked below:

a. __________ Cash

b. __________ Check

c. __________ Same day exercise and sale1

3. Broker Instructions. In the event I have elected to exercise options via the same day exercise and sale method, you are hereby authorized to instruct (the “Broker”) to accept the proceeds deriving from the sale of the Shares, and to take the following actions: (i) to deduct from the proceeds of the sale any Company expenses; (ii) to deduct from the proceeds any tax withholding requested by the Company and to request in writing from the Company a statement of the tax amounts to be withheld, if no request has been given by the Company; (iii) to deliver the above amounts so deducted to the Company; and (iv) to deliver the remaining proceeds to me as I shall direct the Broker.

These instructions shall be construed as authorizing the Broker and the Company to take any other actions reasonably necessary to effect the purposes hereof and the Broker and the

[1]	This method of payment is available only following the date the Company’s securities become publicly traded.

Company may rely upon any statements and undertakings made herein by the undersigned, as if said statements and undertakings were made directly to the Broker and the Company.

I further acknowledge that I shall bear sole responsibility for any commissions and fees relating to the performance of these instructions by the Broker or the Company, and any other banking activities and will, upon demand, indemnify and defend the Broker or the Company against any amounts which may be owing in this regard.

4. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

5. Restriction on Transferability of Shares. Unless otherwise permitted by the Committee, the Shares received upon exercise shall not be transferable, assignable, encumbered, or otherwise disposed except as permitted by Section 14(a)(i) and (ii) of the Option Agreement. The foregoing restriction on transfer with respect to the Shares shall lapse upon (i) the Shares becoming publicly traded on a national securities exchange or (ii) a corporate transaction as described in Section 19 of the Plan.

6. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. In the event Purchaser has not sold the Shares in a same day exercise and sale, a share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

7. Tax Consultation; Payment of Taxes. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

Purchaser agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations with respect to the exercise of the Option and, if applicable, the sale of the Shares and will, upon demand, indemnify and defend the Company and, if applicable, the Broker, against any amounts which may be owing in this regard. Purchaser also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, if applicable, to notify the Company in writing within thirty (30) days of any disposition of any Shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Grant or within one (1) year from the date the Shares were transferred to Purchaser. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, Purchaser agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

8. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

10. Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Company’s Board of Directors or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on all persons.

12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as it applies to contracts entered into and to be performed entirely within that state. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

Submitted by: PURCHASER:		Accepted by: MOBITV, INC.:

By:		By:
	(Signature)	(Signature)

By:		By:
	(Signature)	(Signature)

Address:		Address:

6425 Christie Ave., 5th floor Emeryville, CA 94608

NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT

Grant Number:
Plan: 2010 Employee
and Consultant Equity Incentive Plan

You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Plan:	2010 Employee and Consultant Equity Incentive Plan

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:	[____________] (the “Shares”)

Total Exercise Price:	[____________]

Type of Option:	[ ] Incentive Stock Option [ ] Non-Qualified Stock Option

Term/Expiration Date:

Vesting Schedule:	As set forth in Section 1 of the Stock Option Agreement

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s 2010 Employee and Consultant Equity Incentive Plan and the Stock Option Agreement, which is attached and made a part of this document. If designated above as an Incentive Stock Option, then this Option is intended to qualify as an Incentive Stock Option to the maximum extent permitted by law.

MOBITV, INC		ACCEPTED BY:

By:
	Charlie Nooney, CEO	(Signature)

Acceptance Date

MOBITV, INC.

STOCK OPTION AGREEMENT

Pursuant to the 2010 Employee and Consultant Equity Incentive Plan

1. Vesting Schedule. Subject to applicable limitations as may be set forth in this Agreement, this Option shall vest in accordance with the following schedule until Optionee’s Termination:

The Shares will vest at the rate of 2.083% of the Shares per month after the Vesting Commencement Date on the day of the month corresponding to the Vesting Commencement Date (or if there is no corresponding day in any such month, on the last day of such month), provided that no shares shall vest until the one year anniversary of the Optionee’s start date, until fully vested, unless vesting ceases as set forth in the Plan or this Stock Option Agreement. If the Fair Market Value on the date of grant of the shares that vest in any one year hereunder exceeds $100,000, then to the extent of the Shares covered thereby in excess of the foregoing limitation, this Option shall constitute a Non-Qualified Stock Option, regardless of its designation above. Notwithstanding the vesting schedule set forth above, in the event of an Optionee’s Company approved leave of absence (including any medical, military, or personal leave) vesting shall continue for a period of twelve (12) weeks as measured from the date of commencement of such leave of absence, with such vesting not to exceed twelve (12) weeks in any twelve month period during which the Optionee is on a leave of absence.

If a Corporate Transaction (as defined below) occurs and, in connection with such Corporate Transaction or within twelve (12) months following such Corporate Transaction, (i) Optionee is terminated by the Company without Cause (as defined below) or (ii) there is a Constructive Termination (as defined below) of Optionee and Optionee terminates his or her employment within six (6) months following such Constructive Termination, then one hundred percent (100%) of the then remaining unvested Shares subject to this Option shall immediately vest.

For purposes of this Agreement, a “Corporate Transaction” shall mean the occurrence of any of the following events: (i) any sale or exchange of the capital stock by the stockholders of the Company in one transaction or series of related transactions where more than 50% of the outstanding voting power of the Company is acquired by a person or entity or group of related persons or entities; or (ii) any reorganization, consolidation or merger of the Company where the outstanding voting securities of the Company immediately before the transaction represent or are converted into less than fifty percent 50% of the outstanding voting power of the surviving entity (or its parent corporation) immediately after the transaction; or (iii) the consummation of any transaction or series of related transactions that results in the sale of all or substantially all of the assets of the Company.

For purposes of this Agreement, termination for “Cause” will exist at any time after the happening of one or more of the following events: (i) willful misconduct in the performance of Optionee’s duties to the Company where such willful misconduct is materially and demonstrably injurious to the Company; (ii) commission of any act of fraud with respect to the Company; (iii) Optionee’s conviction of a felony involving moral turpitude that is reasonably likely to cause material harm to the standing or reputation of the Company; (iv) material and willful failure to follow the lawful written directions of the Company’s Board of Directors or CEO, provided such failure has not been cured within 30 days following a written notice from the Board of Directors of the Company; or (v) material violation of the Company’s Code of Business Conduct and Ethics.

For purposes of the above definition, no act, or failure to act, by Optionee shall be considered “willful” if done, or omitted to be done, by him in good faith and in the reasonable belief that his act or omission was in the best interest of the Company and/or required by applicable law.

For purposes of this Agreement, a “Constructive Termination” shall mean the occurrence of any of the following events: (i) any reduction in Optionee’s base salary or material reduction in benefits, in each case not agreed to by Optionee (other than in connection with a general decrease in base salaries for most similarly situated employees); (ii) a material reduction in Optionee’s job duties and responsibilities, not agreed to by Optionee, that is inconsistent with Optionee’s prior duties and responsibilities; or (iii) a requirement that Optionee relocate to an office outside of the San Francisco Bay Area.

2. Termination Period. This Option may be exercised for ninety (90) days after Optionee’s Termination, or such longer period as may be applicable upon death or disability of Optionee as provided in this Agreement (“Termination Period”). In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

3. Grant of Option. MobiTV, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Grant of Stock Options (the “Optionee”), and option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant of Stock Options, at the exercise price per share set forth in the Notice of Grant of Stock Options (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s 2010 Employee and Consultant Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice of Grant of Stock Options as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to the maximum extent permitted by law. Nevertheless, to the extent that the Shares subject to the option exceed the one hundred thousand dollar ($100,000) annual vesting limitation of Section 422(d) of the Code, then the Shares subject to this Option that exceed such limitation shall be treated as a Non-Qualified Stock Option.

4. Exercise of Option.

a. Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant of Stock Options and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee’s Termination, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement. This Option shall be subject to the provisions of Section 19 of the Plan relating to the exercisability or termination of the Option in the event of certain corporate transactions such as mergers, reorganizations and the like.

b. Method of Exercise. This Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder’s investment intent with respect to such Shares and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

c. Taxes. No Shares will be issued to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

5 Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee, provided, however, that such exercise method does not then violate an Applicable Law:

a. cash;

b. check;

c. delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

d. If at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by applicable statutes and regulations, may be made by delivery of already owned shares of Common Stock, or a combination of cash and already owned Common Stock. Such Common Stock (i) shall be valued at its Fair Market Value (as defined in the Plan) on its date of exercise, and (ii) if originally acquired from the Company, must have been owned by Optionee for at least six months and be owned free and clear of any liens, claims, encumbrances or security interests.

6 Optionee’s Representations. By receipt of this Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that:

a. Optionee acknowledges that both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

b. Optionee acknowledges that these securities are made available to Optionee only on the condition that Optionee makes the representations contained in this Section to the Company;

c. Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

d. Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended, (the “Act”), or any applicable state law in reliance upon one or more specific exemptions contained in the Act and any applicable state law, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (i) Optionee’s bona fide investment intention in acquiring these securities; (ii) Optionee’s intention to hold these securities in compliance with federal and state securities laws; (iii) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (iv) there being certain restrictions on transfer of the Shares subject to the Option;

e. Optionee understands that the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act and any applicable state law, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration under the Act, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

f. Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required.

7 Restrictions on Exercise. This Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company. In addition, this Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

8. Termination of Relationship. In the event of Optionee’s Termination, the Optionee may, to the extent otherwise so entitled at the date of such Termination (the “Termination Date”), exercise this Option during the Termination Period. Except as provided in the following Sections concerning death and disability, to the extent that the Optionee was not entitled to exercise this Option on the Termination Date, or if the Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

9. Disability of Optionee. In the event of Optionee’s Termination as a result of his or her disability, the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Term/Expiration Date), exercise the Option to the extent otherwise entitled to exercise it on the Termination Date; provided, however, that if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the ninety-first (91st) day following the Termination Date. To the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

10. Death of Optionee. In the event of the Optionee’s death, the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the Term/Expiration Date), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

11. Transferability of Option. This Option, if an Incentive Stock Option, may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. This Option, if a Non-Qualified Stock Option, may be transferred by the Optionee only in a manner and to the extent acceptable to the Administrator as evidenced by a writing signed by the Administrator on behalf of the Company and the Optionee consenting to such transfer, which consent may be withheld in the sole discretion of the Administrator. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

12. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant of Stock Options, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

13. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

a. Incentive Stock Options.

i. Exercise of Incentive Stock Option. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

ii. Exercise of Incentive Stock Option Following Disability. If the Optionee is Terminated as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of Termination, the Optionee must exercise an Incentive Stock Option within ninety (90) days of such Termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

iii. Disposition of Shares. In the case of an Incentive Stock Option, if Shares received on exercise of the Option are held for at least one year after receipt of the Shares and for at least two years after the Date of Grant, any gain realized on disposition of the Shares would be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within the one-year or two-year periods described above, then under federal tax law any gain realized on such disposition would be treated as compensation income taxable at ordinary income rates to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise or (ii) the sale price of the Shares.

b. Non-Qualified Stock Options.

i. Exercise of Non-Qualified Stock Options. There may be a regular federal income tax liability upon the exercise of a Non-Qualified Stock Option. The Optionee would generally recognize compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee or a former employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

ii. Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than 12 months, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

14. Transfer Restrictions.

a. Restriction on Transfer. Upon exercise of the Option, Optionee shall not transfer, assign, encumber, or otherwise dispose of any of the Shares which are subject to any restrictions contained herein. Subject to paragraph 14.b. hereof, such restrictions on transfer (other than those required by the Company to comply with applicable law), however, shall not be applicable to (i) a transfer by gift of the Shares made to the Optionee’s spouse, or children, including adopted children, or to a trust for the exclusive benefit of the Optionee or the Optionee’s spouse or children, or (ii) a transfer of title to the Shares effected pursuant to the Optionee’s will or the laws of intestate succession.

b. Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in paragraph 14.a. hereof must, as a condition precedent to the validity of such transfer, be required to acknowledge in writing to the Company that such person is bound by the provisions of this Agreement to the same extent that such shares would be so subject if retained by the Optionee.

c. Restriction on Transferability of Shares. Unless otherwise permitted by the Committee, upon exercise of the Option, Optionee shall not transfer, assign, encumber, or otherwise dispose of any of the Shares received upon such exercise except as permitted by Section 14(a)(i) and (ii). The foregoing restriction on transfer with respect to the Shares shall lapse upon (i) the Shares becoming publicly traded on a national securities exchange or (ii) a corporate transaction as described in Section 19 of the Plan.

15. Intentionally Omitted.

16. Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, a person shall not sell, or make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares issued pursuant to an Option granted under the Plan without the prior written consent of the Company or its underwriters. The Company and its underwriters may request such additional written agreements in furtherance of such standoff in the form reasonably satisfactory to the Company and such underwriters. Any Shares issued under this Option shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO CERTAIN LOCK-UP RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN STOCK

OPTION AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.

17. Entire Agreement: Governing Law. The Plan is incorporated herein by reference. Capitalized terms in this Option Agreement shall, unless otherwise specifically indicated, have the same meanings assigned to such terms in the Plan. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by Delaware law as it applies to contracts entered into and to be performed entirely within that state.

18. Headings. The captions used in this Option are inserted for convenience and shall not be deemed a part of this Option for construction or interpretation.

19. Interpretation. Any dispute regarding the interpretation of this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons.

MOBITV, INC.

By:
Charlie Nooney, CEO

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2010 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Optionee acknowledges that this Option Agreement is in lieu of and supersedes and replaces all previous commitments, undertakings or promises with regard to the option granted hereby.

Dated:	Signed:
Residence Address:

EXHIBIT A

MOBITV, INC.

2010 Employee and Consultant Equity Incentive Plan

EXERCISE NOTICE

MOBITV, INC.

6425 Christie Avenue, 5th Floor

Emeryville, CA 94608

1. Exercise of Option. Effective as of today __________, ________, the undersigned (“Purchaser”), hereby elects to purchase ________________ (            ) shares (the “Shares”) of the Common Stock of MobiTV, Inc., a Delaware corporation (the “Company”), under and pursuant to the 2010 Employee and Consultant Equity Incentive Plan (the “Plan”), and the Stock Option Agreement dated [            ] (the “Option Agreement”). The purchase price per share for the Shares shall be $[            ] for an aggregate purchase price of $            , as required by the Option Agreement.

Provide the number of Shares intended to constitute the exercise of an Incentive Stock Option and a Nonstatutory Stock Option (as applicable):

Incentive Stock Option Shares:

Nonstatutory Stock Option Shares:

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. I hereby elect to pay the exercise price by the method marked below:

a. __________ Cash

b. __________ Check

c. __________ Same day exercise and sale1

3. Broker Instructions. In the event I have elected to exercise options via the same day exercise and sale method, you are hereby authorized to instruct (the “Broker”) to accept the proceeds deriving from the sale of the Shares, and to take the following actions: (i) to deduct from the proceeds of the sale any Company expenses; (ii) to deduct from the proceeds any tax withholding requested by the Company and to request in writing from the Company a statement of the tax amounts to be withheld, if no request has been given by the Company; (iii) to deliver the above amounts so deducted to the Company; and (iv) to deliver the remaining proceeds to me as I shall direct the Broker.

These instructions shall be construed as authorizing the Broker and the Company to take any other actions reasonably necessary to effect the purposes hereof and the Broker and the

[1]	This method of payment is available only following the date the Company’s securities become publicly traded.

Company may rely upon any statements and undertakings made herein by the undersigned, as if said statements and undertakings were made directly to the Broker and the Company.

I further acknowledge that I shall bear sole responsibility for any commissions and fees relating to the performance of these instructions by the Broker or the Company, and any other banking activities and will, upon demand, indemnify and defend the Broker or the Company against any amounts which may be owing in this regard.

4. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

5. Restriction on Transferability of Shares. Unless otherwise permitted by the Committee, the Shares received upon exercise shall not be transferable, assignable, encumbered, or otherwise disposed except as permitted by Section 14(a)(i) and (ii) of the Option Agreement. The foregoing restriction on transfer with respect to the Shares shall lapse upon (i) the Shares becoming publicly traded on a national securities exchange or (ii) a corporate transaction as described in Section 19 of the Plan.

6. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. In the event Purchaser has not sold the Shares in a same day exercise and sale, a share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

7. Tax Consultation; Payment of Taxes. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

Purchaser agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations with respect to the exercise of the Option and, if applicable, the sale of the Shares and will, upon demand, indemnify and defend the Company and, if applicable, the Broker, against any amounts which may be owing in this regard. Purchaser also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, if applicable, to notify the Company in writing within thirty (30) days of any disposition of any Shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Grant or within one (1) year from the date the Shares were transferred to Purchaser. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, Purchaser agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

8. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

10. Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Company’s Board of Directors or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on all persons.

12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as it applies to contracts entered into and to be performed entirely within that state. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

Submitted by: PURCHASER:		Accepted by: MOBITV, INC.:

By:		By:
	(Signature)	(Signature)

By:		By:
	(Signature)	(Signature)

Address:		Address:

6425 Christie Ave., 5th floor Emeryville, CA 94608

NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT

Grant Number:
Plan: 2010 Employee
and Consultant Equity Incentive Plan

You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Plan:	2010 Employee and Consultant Equity Incentive Plan

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:	[____________] (the “Shares”)

Total Exercise Price:	[____________]

Type of Option:	[ ] Incentive Stock Option [ ] Non-Qualified Stock Option

Term/Expiration Date:

Vesting Schedule:	As set forth in Section 1 of the Stock Option Agreement

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s 2010 Employee and Consultant Equity Incentive Plan and the Stock Option Agreement, which is attached and made a part of this document. If designated above as an Incentive Stock Option, then this Option is intended to qualify as an Incentive Stock Option to the maximum extent permitted by law.

MOBITV, INC		ACCEPTED BY:

By:
	Charlie Nooney, CEO	(Signature)

Acceptance Date

MOBITV, INC.

STOCK OPTION AGREEMENT

Pursuant to the 2010 Employee and Consultant Equity Incentive

Plan

1. Vesting Schedule. Subject to applicable limitations as may be set forth in this Agreement, this Option shall vest in accordance with the following schedule until Optionee’s Termination:

The Shares will vest at the rate of 2.083% of the Shares per month after the Vesting Commencement Date on the day of the month corresponding to the Vesting Commencement Date (or if there is no corresponding day in any such month, on the last day of such month), provided that no shares shall vest until the one year anniversary of the Optionee’s start date, until fully vested, unless vesting ceases as set forth in the Plan or this Stock Option Agreement. If the Fair Market Value on the date of grant of the shares that vest in any one year hereunder exceeds $100,000, then to the extent of the Shares covered thereby in excess of the foregoing limitation, this Option shall constitute a Non-Qualified Stock Option, regardless of its designation above. Notwithstanding the vesting schedule set forth above, in the event of an Optionee’s Company approved leave of absence (including any medical, military, or personal leave) vesting shall continue for a period of twelve (12) weeks as measured from the date of commencement of such leave of absence, with such vesting not to exceed twelve (12) weeks in any twelve month period during which the Optionee is on a leave of absence.

2. Termination Period. This Option may be exercised for ninety (90) days after Optionee’s Termination, or such longer period as may be applicable upon death or disability of Optionee as provided in this Agreement (“Termination Period”). In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

3. Grant of Option. MobiTV, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Grant of Stock Options (the “Optionee”), and option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant of Stock Options, at the exercise price per share set forth in the Notice of Grant of Stock Options (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s 2010 Employee and Consultant Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice of Grant of Stock Options as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to the maximum extent permitted by law. Nevertheless, to the extent that the Shares subject to the option exceed the one hundred thousand dollar ($100,000) annual vesting limitation of Section 422(d) of the Code, then the Shares subject to this Option that exceed such limitation shall be treated as a Non-Qualified Stock Option.

4. Exercise of Option.

a. Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant of Stock Options and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee’s Termination, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement. This Option shall be subject to the provisions of Section 19 of the Plan relating to the exercisability or termination of the Option in the event of certain corporate transactions such as mergers, reorganizations and the like.

b. Method of Exercise. This Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder’s investment intent with respect to such Shares and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

c. Taxes. No Shares will be issued to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

5 Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee, provided, however, that such exercise method does not then violate an Applicable Law:

a. cash;

b. check;

c. delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

d. If at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by applicable statutes and regulations, may be made by delivery of already owned shares of Common Stock, or a combination of cash and already owned Common Stock. Such Common Stock (i) shall be valued at its Fair Market Value (as defined in the Plan) on its date of exercise, and (ii) if originally acquired from the Company, must have been owned by Optionee for at least six months and be owned free and clear of any liens, claims, encumbrances or security interests.

6 Optionee’s Representations. By receipt of this Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that:

a. Optionee acknowledges that both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

b. Optionee acknowledges that these securities are made available to Optionee only on the condition that Optionee makes the representations contained in this Section to the Company;

c. Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

d. Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended, (the “Act”), or any applicable state law in reliance upon one or more specific exemptions contained in the Act and any applicable state law, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (i) Optionee’s bona fide investment intention in acquiring these securities; (ii) Optionee’s intention to hold these securities in compliance with federal and state securities laws; (iii) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (iv) there being certain restrictions on transfer of the Shares subject to the Option;

e. Optionee understands that the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act and any applicable state law, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration under the Act, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

f. Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required.

7 Restrictions on Exercise. This Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company. In addition, this Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

8. Termination of Relationship. In the event of Optionee’s Termination, the Optionee may, to the extent otherwise so entitled at the date of such Termination (the “Termination Date”), exercise this Option during the Termination Period. Except as provided in the following Sections concerning death and disability, to the extent that the Optionee was not entitled to exercise this Option on the Termination Date, or if the Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

9. Disability of Optionee. In the event of Optionee’s Termination as a result of his or her disability, the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Term/Expiration Date), exercise the Option to the extent otherwise entitled to exercise it on the Termination Date; provided, however, that if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the ninety-first (91st) day following the Termination Date. To the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the

Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

10. Death of Optionee. In the event of the Optionee’s death, the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the Term/Expiration Date), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

11. Transferability of Option. This Option, if an Incentive Stock Option, may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. This Option, if a Non-Qualified Stock Option, may be transferred by the Optionee only in a manner and to the extent acceptable to the Administrator as evidenced by a writing signed by the Administrator on behalf of the Company and the Optionee consenting to such transfer, which consent may be withheld in the sole discretion of the Administrator. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

12. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant of Stock Options, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

13. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

a. Incentive Stock Options.

i. Exercise of Incentive Stock Option. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

ii. Exercise of Incentive Stock Option Following Disability. If the Optionee is Terminated as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of Termination, the Optionee must exercise an Incentive Stock Option within ninety (90) days of such Termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

iii. Disposition of Shares. In the case of an Incentive Stock Option, if Shares received on exercise of the Option are held for at least one year after receipt of the Shares and for at least two years after the Date of Grant, any gain realized on disposition of the Shares would be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within the one-year or two-year periods described above, then under federal tax law any gain realized on such disposition would be treated as compensation income taxable at ordinary income rates to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise or (ii) the sale price of the Shares.

b. Non-Qualified Stock Options.

i. Exercise of Non-Qualified Stock Options. There may be a regular federal income tax liability upon the exercise of a Non-Qualified Stock Option. The Optionee would generally recognize compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee or a former employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

ii. Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than 12 months, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

14. Transfer Restrictions.

a. Restriction on Transfer. Upon exercise of the Option, Optionee shall not transfer, assign, encumber, or otherwise dispose of any of the Shares which are subject to any restrictions contained herein. Subject to paragraph 14.b. hereof, such restrictions on transfer (other than those required by the Company to comply with applicable law), however, shall not be applicable to (i) a transfer by gift of the Shares made to the Optionee’s spouse, or children, including adopted children, or to a trust for the exclusive benefit of the Optionee or the Optionee’s spouse or children, or (ii) a transfer of title to the Shares effected pursuant to the Optionee’s will or the laws of intestate succession.

b. Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in paragraph 14.a. hereof must, as a condition precedent to the validity of such transfer, be required to acknowledge in writing to the Company that such person is bound by the provisions of this Agreement to the same extent that such shares would be so subject if retained by the Optionee.

c. Restriction on Transferability of Shares. Unless otherwise permitted by the Committee, upon exercise of the Option, Optionee shall not transfer, assign, encumber, or otherwise dispose of any of the Shares received upon such exercise except as permitted by Section 14(a)(i) and (ii). The foregoing restriction on transfer with respect to the Shares shall lapse upon (i) the Shares becoming publicly traded on a national securities exchange or (ii) a corporate transaction as described in Section 19 of the Plan.

15. Intentionally Omitted.

16. Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, a person shall not sell, or make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares issued pursuant to an Option granted under the Plan without the prior written consent of the Company or its underwriters. The Company and its underwriters may request such additional written agreements in furtherance of such standoff in the form reasonably satisfactory to the Company and such underwriters. Any Shares issued under this Option shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO CERTAIN LOCK-UP RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.

17. Entire Agreement: Governing Law. The Plan is incorporated herein by reference. Capitalized terms in this Option Agreement shall, unless otherwise specifically indicated, have the same meanings assigned to such terms in the Plan. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by Delaware law as it applies to contracts entered into and to be performed entirely within that state.

18. Headings. The captions used in this Option are inserted for convenience and shall not be deemed a part of this Option for construction or interpretation.

19. Interpretation. Any dispute regarding the interpretation of this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons.

MOBITV, INC.

By:
Charlie Nooney, CEO

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2010 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Optionee acknowledges that this Option Agreement is in lieu of and supersedes and replaces all previous commitments, undertakings or promises with regard to the option granted hereby.

Dated:	Signed:
Residence Address:

EXHIBIT A

MOBITV, INC.

2010 Employee and Consultant Equity Incentive Plan

EXERCISE NOTICE

MOBITV, INC.

6425 Christie Avenue, 5th Floor

Emeryville, CA 94608

1. Exercise of Option. Effective as of today __________, ________, the undersigned (“Purchaser”), hereby elects to purchase ________________ (            ) shares (the “Shares”) of the Common Stock of MobiTV, Inc., a Delaware corporation (the “Company”), under and pursuant to the 2010 Employee and Consultant Equity Incentive Plan (the “Plan”), and the Stock Option Agreement dated [            ] (the “Option Agreement”). The purchase price per share for the Shares shall be $[            ] for an aggregate purchase price of $            , as required by the Option Agreement.

Provide the number of Shares intended to constitute the exercise of an Incentive Stock Option and a Nonstatutory Stock Option (as applicable):

Incentive Stock Option Shares:

Nonstatutory Stock Option Shares:

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. I hereby elect to pay the exercise price by the method marked below:

a. __________ Cash

b. __________ Check

c. __________ Same day exercise and sale1

3. Broker Instructions. In the event I have elected to exercise options via the same day exercise and sale method, you are hereby authorized to instruct (the “Broker”) to accept the proceeds deriving from the sale of the Shares, and to take the following actions: (i) to deduct from the proceeds of the sale any Company expenses; (ii) to deduct from the proceeds any tax withholding requested by the Company and to request in writing from the Company a statement of the tax amounts to be withheld, if no request has been given by the Company; (iii) to deliver the above amounts so deducted to the Company; and (iv) to deliver the remaining proceeds to me as I shall direct the Broker.

These instructions shall be construed as authorizing the Broker and the Company to take any other actions reasonably necessary to effect the purposes hereof and the Broker and the

[1]	This method of payment is available only following the date the Company’s securities become publicly traded.

Company may rely upon any statements and undertakings made herein by the undersigned, as if said statements and undertakings were made directly to the Broker and the Company.

I further acknowledge that I shall bear sole responsibility for any commissions and fees relating to the performance of these instructions by the Broker or the Company, and any other banking activities and will, upon demand, indemnify and defend the Broker or the Company against any amounts which may be owing in this regard.

4. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

5. Restriction on Transferability of Shares. Unless otherwise permitted by the Committee, the Shares received upon exercise shall not be transferable, assignable, encumbered, or otherwise disposed except as permitted by Section 14(a)(i) and (ii) of the Option Agreement. The foregoing restriction on transfer with respect to the Shares shall lapse upon (i) the Shares becoming publicly traded on a national securities exchange or (ii) a corporate transaction as described in Section 19 of the Plan.

6. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. In the event Purchaser has not sold the Shares in a same day exercise and sale, a share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

7. Tax Consultation; Payment of Taxes. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

Purchaser agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations with respect to the exercise of the Option and, if applicable, the sale of the Shares and will, upon demand, indemnify and defend the Company and, if applicable, the Broker, against any amounts which may be owing in this regard. Purchaser also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, if applicable, to notify the Company in writing within thirty (30) days of any disposition of any Shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Grant or within one (1) year from the date the Shares were transferred to Purchaser. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, Purchaser agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

8. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

10. Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Company’s Board of Directors or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on all persons.

12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as it applies to contracts entered into and to be performed entirely within that state. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

Submitted by: PURCHASER:		Accepted by: MOBITV, INC.:

By:		By:
	(Signature)	(Signature)

By:		By:
	(Signature)	(Signature)

Address:		Address:

6425 Christie Ave., 5th floor Emeryville, CA 94608